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                                                                 Exhibit 10 (ee)

                              TRUST AGREEMENT NO. 7
                              ---------------------

                Amendments to Exhibits Effective January 1, 2000


         This Amendment to Exhibits to Trust Agreement No. 7 is made as of January 1, 2000 by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Key Trust Company of Ohio, N.A., a national banking association, as Trustee (the "Trustee").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, on April 9, 1991 Cleveland-Cliffs and the Trustee entered into a Trust Agreement No. 7, as amended;

         WHEREAS, Section 12 of the Trust Agreement No. 7 provides that such Trust Agreement may be amended by Cleveland-Cliffs and the Trustee; and

         WHEREAS, Section 9(c) of the Trust Agreement No. 7 provides that Exhibit A thereto may be amended by Cleveland-Cliffs by furnishing to the Trustee an amendment thereto.

         NOW, THEREFORE, the parties amend Trust Agreement No. 7, and Cleveland-Cliffs furnishes the following Amendment to Exhibit A to Trust Agreement No. 7 as follows:

         1.       Section 1(b) is amended to read as follows:

                  (b) Cleveland-Cliffs shall notify the Trustee promptly in the event that a Change of Control (as defined herein) has occurred. The Term "Change of Control" shall mean the occurrence of any of the following events:


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                  (i)      The acquisition by any individual, entity or group
                           (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding Voting Stock of Cleveland-Cliffs; provided, however, that for purposes of this Section 1(b)(i), the following acquisitions shall not constitute a Change in Control: (A) any issuance of Voting Stock of Cleveland-Cliffs directly from Cleveland-Cliffs that is approved by the Incumbent Board (as defined in Section 1(b)(ii), below), (B) any acquisition by Cleveland-Cliffs of Voting Stock of Cleveland-Cliffs,
                           (C) any acquisition of Voting Stock of
                           Cleveland-Cliffs by any employee benefit plan (or related trust) sponsored or maintained by Cleveland-Cliffs or any Subsidiary, or (D) any acquisition of Voting Stock of Cleveland- Cliffs by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(b)(iii), below;

                  (ii) or individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by Cleveland-Cliffs's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Cleveland-Cliffs in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (iii) or consummation of a reorganization, merger or consolidation involving Cleveland-Cliffs, a sale or other disposition of all or substantially all of the assets of Cleveland-Cliffs, or any other transaction involving Cleveland- Cliffs (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of Cleveland-Cliffs immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns Cleveland-Cliffs or all or substantially all of Cleveland-Cliffs's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of Cleveland-Cliffs, (B) no Person (other than

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                           Cleveland-Cliffs, such entity resulting from such
                           Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by Cleveland-Cliffs, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (iv) approval by the shareholders of Cleveland-Cliffs of a complete liquidation or dissolution of
                           Cleveland-Cliffs, except pursuant to a Business Combination that complies with clauses (A), (B) and
                           (C) of Section 1(b)(iii).

         2.       Exhibit A is amended to read as attached hereto.

         IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Amendment to be executed on their behalf on February, 15, each of which shall be an original Amendment.

                                     CLEVELAND-CLIFFS INC

                                     By: /s/ Richard F. Novak
                                        ----------------------------------------
                                          Its:  Vice President - Human Resources
                                                --------------------------------

                                     KEY TRUST COMPANY OF OHIO, N.A.,
                                              as Trustee

                                     By: /s/ Kelley Clark
                                        ----------------------------------------
                                           Its: Vice President
                                                --------------------------------
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                                     By: /s/ Margaret Halloran
                                        -----------------------------------
                                           Title:  Assistant Vice President
                                                 --------------------------
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                                                                       EXHIBIT A
                                                                       ---------

                              TRUST AGREEMENT NO. 7

         All Senior Officers and Other Full-Time Salaried Employees Grade Ex-28 and Above, including:

    Name                                         Title
-----------------             --------------------------------------------------

J. S. Brinzo                  Chairman and Chief Executive Officer
T. J. O'Neil                  President and Chief Operating Officer
W. R. Calfee                  Executive Vice President - Commercial
C. B. Bezik                   Senior Vice President and Chief Financial Officer
J. H. Ballway, Jr.            Vice President and General Counsel
E.C. Dowling, Jr.             Senior Vice President - Operations
J. W. Sanders                 Senior Vice President - International Development
J. A. Trethewey               Senior Vice President - Operations Services
G .N. Chandler                Vice President - Reduced Iron
R. Emmet                      Vice President - Financial Planning and Treasurer
D. J. Gallagher               Vice President - Sales
J. E. Lenhard                 Secretary and Assistant General Counsel
R. J. Leroux                  Controller
R. F. Novak                   Vice President - Human Resources
R. C. Berglund                General Manager - Northshore Mine
L. G. Dykers                  General Manager - Hibbing Taconite
D. Lebel                      General Manager - Wabush Mines
M. P. Minar                   General Manager - Tilden Mine
T. S. Petersen                General Manager - Empire Mine
J. N. Toumi                   General Manager - LTV Steel Mining Company
R. W. von Bitter              General Manager - Cliffs Reduced Iron Corp.






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